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                                                                    EXHIBIT 23.6



                  CONSENT OF JOHN P. HUNTER & ASSOCIATES LTD.



         We consent to the reference to our appraisal report for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.



                                       JOHN P. HUNTER & ASSOCIATES LTD.
                                       /s/ John P. Hunter


June 22, 2000